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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of report (date of earliest event reported): December 12, 2002




                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                   000-50056                         05-0527861
 (State of incorporation     (Commission file number)   (I.R.S. employer identification number)
     or organization)


                    4200 STONE ROAD
                     KILGORE, TEXAS                                75662
        (Address of principal executive offices)                 (Zip code)



       Registrant's telephone number, including area code: (903) 983-6200


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

These Exhibits are furnished pursuant to Item 9 and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

         (c)      EXHIBITS


         EXHIBIT
         NUMBER            DESCRIPTION
         ------            -----------
         99.1      --      Certification of Chief Executive Officer Pursuant to
                           18 U.S.C., Section 1350, as adopted pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002.

         99.2      --      Certification of Chief Financial Officer Pursuant to
                           18 U.S.C., Section 1350, as adopted pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9. REGULATION FD DISCLOSURE

On December 12, 2002, Ruben S. Martin, III, Chief Executive Officer and President of the Registrant and Robert D. Bondurant, Executive Vice President and Chief Financial Officer of the Registrant, each submitted to the Securities and Exchange Commission certifications pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The Registrant hereby incorporates by reference into this Item 9, the information set forth in the certifications attached hereto as Exhibits 99.1 and 99.2. Pursuant to the rules and regulations of the Securities and Exchange Commission, such certifications and the information set forth therein is deemed to be furnished and shall not be deemed to be filed.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MARTIN MIDSTREAM PARTNERS L.P.

                                       By:  Martin Midstream GP LLC
                                       Its: General Partner


Date: December 12, 2002                By: /s/ RUBEN S. MARTIN, III
                                           -------------------------------------
                                           Ruben S. Martin, III
                                           President and Chief Executive Officer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                DESCRIPTION
------                -----------
99.1       --     Certification of Chief Executive Officer Pursuant to 18
                  U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2       --     Certification of Chief Financial Officer Pursuant to 18
                  U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.